UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2003

Easy Gardener Products, Ltd.

(Exact name of registrant as specified in charter)

Texas	333-102296	37-1433686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3022 Franklin Avenue, Waco, Texas	76710
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (254) 753-5353

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     On October 29, 2003, Registrant acquired substantially all of the assets of the material subsidiaries of U.S. Home & Garden, Inc. The following items were filed as a part of the Form 10-K of U.S. Home & Garden, Inc., for its fiscal year ended June 30, 2003 (filed October 14, 2003, SEC file no. 001-14015), and such items are incorporated by reference:

     Report of Independent Certified Public Accountants -

Consolidated Financial Statements of U.S. Home & Garden, Inc.
Consolidated balance sheets as of June 30, 2003 and 2002

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES

Consolidated statements of operations for the years ended
June 30, 2003, 2002, and 2001

Consolidated statements of stockholders’ equity (deficit) for the years ended June 30, 2003, 2002, and 2001

Consolidated statements of cash flows for the years ended
June 30, 2003, 2002, and 2001

Summary of accounting policies

Notes to consolidated financial statements

     (b) Pro Forma Financial Information.

     Pro Forma Financial Information is set forth following the signatures.

     (c) Exhibits.

     Exhibits were furnished in original.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2004.	EASY GARDENER PRODUCTS, LTD.

	By:	EG Product Management, L.L.C. its General Partner

	By:	/S/Richard M. Kurz

Name: Richard M. Kurz
Title: Manager/CFO

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Unaudited Balance Sheets
As of June 30, 2003
(In thousands)

On October 29, 2003 the investors of Easy Gardener Products, Ltd. (“Easy Gardener Products”) consummated the purchase of substantially all of the operations and assets of U S Home & Garden, Inc.’s (“US Home & Garden”) primary operating subsidiaries, Easy Gardener, Inc. (“Easy Gardener”) and its subsidiaries and Ampro Industries, Inc. (“Ampro”). At the time of the purchase these operations comprised approximately 99% of US Home & Garden’s consolidated sales and 98% of their consolidated assets. The following unaudited pro forma condensed consolidated financial statements give effect to the asset purchase as pro forma adjustments to the historical financial statements of the net assets acquired.

The pro forma consolidated financial statements of Easy Gardener Products (Pro Forma for the transaction), as of and for the year ended June 30, 2003 assume, for balance sheet purposes, that the purchase had taken place at June 30, 2003 and, for purposes of the statement of operations, that the purchase had taken place at the beginning of the fiscal year presented using the same terms for the proposed sale.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transaction reflected therein been consummated as of the dates indicated, or of the results of operations or financial position for any future periods.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Unaudited Balance Sheets
As of June 30, 2003
(In thousands)

			Adjustments for the		Easy Gardener
	Easy Gardener	U.S. Home & Garden	Proposed		Products, Ltd.
	Products, Ltd.	Inc. Operations to	Transaction		(Pro Forma for the
	(Historical)	be Acquired (A)	(B)		Transaction)

Assets
Current:
Cash and short term investments	$1	$593	$—		$594
Accounts receivable	—	24,275	—		24,275
Inventories	—	9,103	—	(C)	9,103
Prepaid expenses and other current assets	—	734	—		734

Total Current Assets	1	34,705	—		34,706
Property and Equipment, net	—	3,994	1,006	(D)	5,000

Intangible Assets:
Goodwill	88	49,206	—	C
			(1,006	)(D)
			(1,250	)(E)
			(2,900	)(F)
			9,500	(G)
			1,858	(G)
			2,675	(G)
			290	(H)
			171	(I)
			1,600	(J)
			9,489	(K)
			(27,908	)(L)
			3,213	(M)
			2,705	(N)
			(20,690	)(O)
			(88	)(O)
			(1,190	)(P)
			1,558	(S)	27,321
Intangible assets, amortizable	—		20,690	(O)	20,690
Deferred financing costs	—	3,975	1,190	(P)
			(1,558	)(S)	3,607
Non-compete	—	744	1,250	(E)	1,994
Package design	—	1,204	—		1,204
Product rights	—	467	—		467

Total Intangible Assets	88	55,596	(401)		55,283
Other Assets	—	7	—		7

	$89	$94,302	$605		$94,996

See accompanying notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Unaudited Balance Sheets
As of June 30, 2003
(In thousands)

		U.S. Home &	Adjustments		Easy Gardener
	Easy Gardener	Garden Inc.	for the		Products, Ltd.
	Products, Ltd.	Operations to be	Proposed		(Pro Forma for the
	(Historical)	Acquired(A)	Transaction(B)		Transaction)

Liabilities and Partners’ Capital
Current:
Bank debt	$—	$15,085	$(2,900	)(F)	$
			(6,000	)(F)	6,185
Term loan	—	12,142	(12,142	)(G)	—
Accounts payable	31	8,483	290	(H)
			171	(I)	8,975
Accrued expenses	—	4,713	—		4,713

Total Current Liabilities	31	40,423	(20,581)		19,873
Revolving Credit Facility	—	—	6,000	(F)	6,000
Term loan A	—	—	14,000	(G)	14,000
Term loan B	—	—	9,500	(G)	9,500
Subordinated Promissory Note	—	—	2,675	(G)	2,675
Subordinated Promissory Note	—	—	1,600	(J)	1,600
Deferred tax liability	—	—	9,489	(K)	9,489
Mandatorily Redeemable Trust Preferred Securities	—	57,092	(27,908	)(L)	29,184

Total Liabilities	31	97,515	(5,225)		92,321

Partners’ Capital:
Equity of proposed purchase	—	(3,213)	3,213	(M)	—
Partners’ capital	58	—	2,705	(N)
			(88	)(O)	2,675

Total Partners’ Capital	58	(3,213)	5,830		2,675

	$89	$94,302	$605		$94,996

See accompanying notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Unaudited Consolidated Statement of Operations
Twelve Months Ended June 30, 2003
(In thousands)

		U.S. Home & Garden	Adjustments for		Easy Gardener
	Easy Gardener	Inc. Operations to	the Proposed		Products, Ltd.
	Products, Ltd.	be Acquired	Transaction		(Pro Forma for
	(Historical)	(A)	(B)		the Transaction)

Net Sales	$—	$75,698	$—		$75,698
Cost of Sales	—	43,279	—		43,279

Gross Profit	—	32,419	—		32,419

Operating Expenses:
Selling and shipping	—	18,216	—		18,216
General and administrative	—	4,916	—		4,916
Depreciation	—	691	201	(D)	892
Other amortization		—	917		179	(E)
					1,407	(O)
			(312	)(S)	2,191

Total Operating Expenses	—	24,740	1,475		26,215

Income (Loss) from Operations	—	7,679	(1,475)		6,204
Other Expenses:
Refinancing and transaction costs	—	(3,928)	3,928	(Q)	—
Interest expense	—	(7,994)	(1,966	)(R)	(9,960)

Income (Loss) Before Income Tax Expense	—	(4,243)	487		(3,756)
Income Tax Expense	—	2,009	—		2,009

Net Income (Loss)	$—	$(2,234)	$487		$(1,747)

See accompanying notes to unaudited pro forma consolidated financial statements.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Notes to Unaudited Pro Forma Consolidated Financial Statements

A.	The beneficial ownership of Easy Gardener Products, Ltd. Is held by 20 individuals, 18 of which are currently serving in management positions in the operations acquired. As described in footnote B below, the acquisitions are accounted for using the purchase method of accounting. Under the purchase method of accounting, the identifiable assets acquired and the liabilities assumed are valued at fair market value at the date of the acquisition. Any purchase price in excess of the fair market value of identifiable assets acquired is reflected in the financial statements as goodwill. The operations acquired do not have a significant amount of identifiable assets including fixed assets and only a limited amount of identifiable and amortizable intangible assets. Identifiable and amortizable intangible assets are primarily comprised of brand names. Consequently, a sizable portion of the purchase price, $27,321,000 according to the Unaudited Pro Forma Balance as of June 30, 2003 is reflected as goodwill.

The unaudited pro forma combined financial statements of the acquired operations represent the assets and liabilities and income and expenses from the historical balances related to the assets purchased and liabilities assumed, adjusted for the following: deferred financing costs and Mandatorily Redeemable Preferred Securities previously recorded as assets and obligations of U.S. Home & Garden Inc. (the Seller), and goodwill related to the operations acquired that was recorded originally as an asset of U.S. Home & Garden, Inc. Interest expense and amortization of deferred financing costs related to such debt instruments and the related tax effects have also been included in expenses. The bank debt and mandatorily redeemable preferred securities were used to finance the Company and the remaining operations of the Seller. The operations acquired include allocations between the various entities owned by the Seller for various transactions including income taxes.

The unaudited pro-forma combined financial statements of the purchase by Easy Gardener Products, Ltd. (the Company) are based upon the historic financial statements of the operations acquired from U.S. Home & Garden, Inc., and adjusted for assets and liabilities related to such operations which are not being acquired.

B.	The unaudited pro-forma adjustments described below are as if the transaction was completed on June 30, 2003.

The unaudited pro forma financial information gives pro forma effect to the acquisition, after giving effect to the pro forma adjustments. The acquisition was accounted for using the purchase method of accounting. The purchase method of accounting requires the aggregate purchase price of $9,894,000, net of the fair value of liabilities incurred and assumed, to be allocated to assets acquired based on their estimated fair value. Since the acquisition took place subsequent to June 30, 2003, the fair value of liabilities incurred may differ from the estimates contained in these pro forma financial statements. For purposes of the unaudited pro forma combined financial statements, the allocation of the purchase price is based on management’s best estimate. The final allocation of the purchase price for the assets acquired will be determined within a reasonable time after the consummation of the transactions and

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Notes to Unaudited Pro Forma Consolidated Financial Statements

will be based on a more complete evaluation of the assets acquired. Accordingly, the information presented herein may differ from the final purchase price allocation, however, that allocation is not expected to differ materially from the preliminary estimates. The unaudited pro forma combined financial statements of operations do not include the impact of nonrecurring charges directly attributable to the transaction. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial position that would have been achieved had the transaction reflected therein been consummated as of the dates indicated, or of the results of operations or financial position for any future periods.

The unaudited pro forma combined financial statements of the Company, as of and for the twelve months ended June 30, 2003, assume, for balance sheet purposes, that the acquisition had taken place at June 30, 2003 and, for purposes of the statements of operations, that the acquisition had taken place at the beginning of the year presented using the same terms for the acquisition.

C.	The book value of inventory is estimated to be the fair market value at the date of purchase and consequently no pro forma adjustments have been made to inventory values.

D.	Net property and equipment has been increased by $1,006,000 to reflect the estimated increase to fair market value at the date of purchase.

E.	The Company’s unaudited pro forma combined financial statements have been adjusted to reflect a $1,250,000 seven year non-compete agreement entered into with the Chairman of the Seller.

F.	The Company’s unaudited pro forma combined financial statements have been adjusted by $2,900,000 to reflect an estimated bank borrowing reduction after the acquisition and acquisition related expenses. Bank borrowings reflected in the Company’s balance sheet are assumed to be refinanced at the date of acquisition. The Company anticipates that the bank loan will fluctuate throughout the year due to the seasonal nature of the business. Therefore, $6,000,000 of the revolving bank loan has been classified as long-term.

G.	The Company funded the purchase by entering into a Term Loan A of $14,000,000 and a Term Loan B for $9,500,000. Term Loan A and B have a face value of $14,315,000 and $9,713,750, respectively. Of this borrowing, $12,142,000 was used to repay an existing loan outstanding. The Company also financed $2,675,000 of the transaction by entering into a subordinated promissory note. The note is subordinate to the Term A and B loans.

H.	Accounts payable increased by $290,000 to pay legal expenses outstanding at the close not assumed by the buyer.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Notes to Unaudited Pro Forma Consolidated Financial Statements

I.	Accounts payable increased by $171,000 to reflect U S Home & Garden, Inc. payables assumed by the buyer, net of $290,000 in legal expenses recorded in note H.

J.	A subordinated promissory note is created for $1,600,000 as a result of that portion of the purchase price given in the form of a note. The note is to be repaid after meeting conditions set forth from the lenders and is subordinate to Term Loans A, B, and the $2,675,000 Subordinated Promissory note.

K.	Deferred taxes of $9,489,000 related to the adjustment of Mandatorily Redeemable Preferred Securities of Subsidiary Trust Holding Solely Junior Subordinated Debentures to fair market value as of June 30, 2003 have been recorded as noted in item L below.

L.	The Company’s unaudited pro forma combined financial statements have been adjusted to reflect the fair market value as of June 30, 2003 of the Mandatorily Redeemable Trust Preferred Securities which results in a reduction in the liabilities assumed net of deferred taxes as noted in item K above.

M.	The Company’s unaudited pro forma combined financial statements have been adjusted to reflect the new equity structure of the Company including elimination of retained earnings at the date of purchase.

N.	The equity balance represents the incremental capital of $2,705,000 to be contributed by the Company’s investors prior to or at the closing of the proposed transaction.

O.	As a result of the purchase, there are two new categories of amortizable intangibles. The first is related to the purchased brand names, specifically Jobes, WeedBlock, and Easy Gardener. The amount identified for this caption based on management’s estimate is $19,040,000, with an estimated fifteen year life. In addition, costs to acquire the Company of $88,000 will be written off upon completion of the transaction. The second is related to purchased trademarks and patents. The amount identified for this caption based on management’s estimate is $1,650,000, with an estimated twelve year life.

P.	Estimated finance costs of $1,190,000 have been recorded.

Q.	Cost of refinancing would not be part of our ongoing business.

R.	Pro forma interest expense was calculated using current interest rates which the Company believes will be applicable interest rates on the new bank borrowings, term loans and existing trust preferred securities during the periods presented. Interest rates on the increased Term Loan A and new Term Loan B are currently 10% for the Term Loan A, and 20% for Term Loan B, including 7% of payment in kind interest. The Promissory notes of $2,675,000 and $1,600,000 accrue interest at 9% which is payment in kind interest.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Notes to Unaudited Pro Forma Consolidated Financial Statements

S.	Deferred financing costs of $1,558,000 related to the refinanced debt have been written off. Deferred financing amortization has been adjusted to reflect this write-off.

Unaudited Pro Forma Consolidated Financial
Statements of Easy Gardener Products, Ltd.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The total purchase price for the acquisition including debt assumed but excluding accounts payable and accrued expenses assumed is $81,308,000. The total purchase price was determined as follows:

Debt assumed:
Revolving credit facility assumed	$15,085
Term Loan	12,142
Trust Preferred	57,092

Debt assumed	84,319

Additional debt:
Bank Debt	(2,900)
Term Loan A	1,858
Term Loan B	9,500
Subordinated Promissory Note	2,675
Subordinated Promissory Note	1,600

Additional debt	12,733

Equity	2,675

Gross purchase price	99,727
Adjustment of Trust Preferred to estimated Fair market value	(27,908)
Less deferred taxes on fair market value adjustment	9,489

Fair market value purchase price	$81,308

The allocation of the fair market value purchase price to net assets acquired is reflected in the Easy Gardener Products, Ltd. unaudited pro forma combined financial statements as follows:

Total assets acquired	$94,996
Less
Accounts payable	(8,975)
Accrued expenses	(4,713)

Net assets acquired	$81,308